                                                                   Exhibit 10.36

                               Inventa Corporation
                         2620 Augustine Drive, Suite 225
                          Santa Clara, California 95954

                                  May 11, 1998

TO THE SERIES C PREFERRED
STOCK INVESTORS

      Re:   Inventa Corporation / Directed Share Program

Dear Investor:

      This letter shall confirm our understanding with respect to the purchase by the Investors named on Schedule A attached hereto (the "Investors") of shares of common stock in the event of the initial registered public offering (the "IPO") by Inventa Corporation (the "Company") of its common stock. In connection with the IPO, the Company shall use its best efforts to ensure that the managing underwriters (the "UW") of the IPO establish a directed share program (the "Program") in connection with the IPO. The number of shares (the "Shares") in the Program shall consist of the greater of (i) that number of shares determined by dividing $2,500,000 by the IPO offering price or (ii) 15% of the shares to be offered in the offering (excluding shares related to the exercise of any UW over-allotment option); provided, however, that the Shares shall not exceed that number of shares determined by dividing $4,000,000 by the IPO offering price. The Investors shall have the option, but not the obligation, to purchase or direct the purchase of all or any portion of the Shares at the IPO price. The Investors shall cooperate with the Company and the UW in all respects in order to enable the Company to comply with its obligations hereunder. Each Investor shall have the right to purchase, on a pro rata basis based on its ownership of common stock issuable upon conversion of the Series C Preferred Stock, its share of the Shares and any portion of the remainder of the Shares which other Investors have elected not to purchase.

      This document may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                         By:   /s/ Ashok K. Santhanam
                                            ------------------------------------
                                               Ashok K. Santhanam
                                               President

Acknowledged and Agreed

Battery Ventures L.P.


By: /s/ Todd A. Dagres
   --------------------------
Name: Todd A. Dagres
Title: General Partner

                       (Signatures continue on next page)
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BOSTON MILLENNIA PARTNERS
LIMITED PARTNERSHIP
By:  Glen Partners Limited Partnership,
     its General Partner


By: /s/ Martin J. Hernon
   ------------------------------------
      General Partner


---------------------------------------
Stephen T. Barry


/s/ A. Dana Callow, Jr.
---------------------------------------
A. Dana Callow, Jr.


/s/ Christian Dubiel
---------------------------------------
Christian Dubiel


/s/ Martin J. Hernon
---------------------------------------
Martin J. Hernon


/s/ Robert W. Jevon
---------------------------------------
Robert W. Jevon


/s/ Frank P. Pinto
---------------------------------------
Frank P. Pinto


/s/ Suresh Shanmugham
---------------------------------------
Suresh Shanmugham


/s/ Bruce R. Tiedemann
---------------------------------------
Bruce R. Tiedemann

                        (Signatures continue on next page)

TCV II (Q), L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: General Partner

By: /s/ Robert C. Bensky
   ----------------------------------------------
      Name: Robert C. Bensky
      Title: Chief Financial Officer


TCV II Strategic Partners, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: General Partner

By: /s/ Robert C. Bensky
   ----------------------------------------------
      Name: Robert C. Bensky
      Title: Chief Financial Officer


TCV II, V.O.F.
a Netherlands Antilles General Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: Investment General Partner

By: /s/ Robert C. Bensky
   ----------------------------------------------
      Name: Robert C. Bensky
      Title: Chief Financial Officer


Technology Crossover Ventures II, C.V.
a Netherlands Antilles Limited Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: Investment General Partner

By: /s/ Robert C. Bensky
   ----------------------------------------------
      Name: Robert C. Bensky
      Title: Chief Financial Officer


Technology Crossover Ventures II, L.P.
a Delaware Limited Partnership
By:   Technology Crossover Management II, L.L.C.,
Its:  General Partner

By: /s/ Robert C. Bensky
   ----------------------------------------------
      Name: Robert C. Bensky
      Title: Chief Financial Officer

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

Name and Address

Battery Ventures L.P.
20 William Street
Wellesley,  MA 01282

Boston Millennia Partners Limited Partnership
30 Rowes Wharf
Boston,  MA 02110
Attn: Martin J. Hernon

Stephen T. Barry
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

A. Dana Callow, Jr.
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

Christian Dubiel
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

Martin J. Hernon
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

Robert W. Jevon
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

Frank P. Pinto
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

Suresh Shanmugham
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

Bruce R. Tiedemann
c/o Boston Millennia Partners
30 Rose Wharf, Ste. 330
Boston,  MA 02110

TCV II (Q), L.P.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA  94301
Attention: Jay C. Hoag

TCV II Strategic Partners, L.P.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA  94301
Attention: Jay C. Hoag

TCV II, V.O.F.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA  94301
Attention: Jay C. Hoag

Technology Crossover Ventures II, C.V.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky
with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA  94301
Attention: Jay C. Hoag

Technology Crossover Ventures II, L.P.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA  94301
Attention: Jay C. Hoag